SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------


         This Second Amendment to Receivables Purchase Agreement, dated as of August 14, 1998 (this "Amendment"), is among LINC RECEIVABLES CORPORATION, a
                        ---------
Delaware  corporation  ("Seller"),  LINC CAPITAL,  INC., a Delaware  corporation
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("LINC"),   BLUE  KEEL  FUNDING,  LLC,  a  Delaware  limited  liability  company
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("Purchaser"),  and FLEET BANK, N.A., a national banking  association,  as agent
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for Purchaser (in such capacity, the "Agent").
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                                   BACKGROUND
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         1. Seller,  LINC,  Purchaser  and the Agent are parties to that certain
Receivables Purchase Agreement, dated as of December 30, 1997, as amended by the First Amendment to Receivables Purchase Agreement, dated as of June 29, 1998 (the "Receivables Purchase Agreement").
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         2.  The  parties  hereto  desire  to  amend  the  Receivables  Purchase
Agreement in certain respects as set forth herein.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable  consideration,   the  receipt  of  sufficiency  of  which  are  hereby
acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized  terms used in this Amendment and not
                 -----------
otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.
         SECTION   2.   Overcollateralization    Amount.   The   definition   of
                        -------------------------------
"Overcollateralization  Amount"  in  Section  1.1  of the  Receivables  Purchase
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Agreement  is hereby  amended by (i)  deleting  the phrase  ",until the Residual
Inclusion  Date,  without  regard to" where it  appears  in clause  (i)(a)(1)(y)
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thereof and  substituting  therefor the clause  "including only 50% of" and (ii)
deleting the phrase "until the Residual Inclusion Date," where it appears in clause (i)(a)(2) thereof and substituting therefor the phrase "50% of". The
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"Residual Inclusion Date" shall be the date of this Amendment.

         SECTION 3. Purchase Limit.  Section 2.2(a) of the Receivables  Purchase
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Agreement  is hereby  amended  by adding the phrase  "(or  $150,000,000  for the
period  from  August  14,  1998  until  November  1,   1998)"after   the  number
"$100,000,000" where it appears therein.

         SECTION 4.  Representations.  Seller and the Servicer hereby  represent
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and warrant that, after giving effect to this Amendment (i) the  representations and  warranties  of  Seller  and  Servicer  contained  in  Article  VIII  of the
                                                           -------------
Receivables  Purchase  Agreement  are true and correct as of the date hereof and
(ii) no Termination Event or Unmatured Termination Event has occurred and is continuing.

         SECTION 5. Miscellaneous. The Receivables Purchase Agreement as amended
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hereby,  remains in full force and  effect.  Any  reference  to the  Receivables
Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois without regard to any otherwise applicable conflict of law principles thereof. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute together but one and the same agreement.



                      [signature pages begin on next page]

LINC RECEIVABLES CORPORATION

        /s/ M. Eileen O'Brien
By_______________________________
          M. Eileen O'Brien
Name:___________________________
          Vice President_
Title:___________________________


LINC CAPITAL, INC.

          /s/ Allen P. Palles
By_______________________________
          Allen P. Palles
Name:____________________________
          Chief Financial Officer
Title:___________________________



BLUE KEEL FUNDING, LLC, as Purchaser

          /s/ Kevin P. Burns
By_______________________________
          Kevin P. Burns
Name:____________________________
          Vice President
Title:___________________________


FLEET BANK, N.A., as Agent

          /s/ Anthony Nocera
By_______________________________
          Anthony Nocera
Name:____________________________
          Vice President
Title:___________________________

SECOND AMENDMENT
TO RECEIVABLES
PURCHASE AGREEMENT